UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2022

(December 9, 2022)

Date of Report (Date of earliest event reported)

MicroAlgo Inc.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 507, Building C, Taoyuan Street,

Long Jing High and New Technology Jingu Pioneer Park,

Nanshan District, Shenzhen, 518052,

People’s Republic of China

0755-88600589

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.001 per share	MLGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, MicroAlgo Inc. (“MicroAlgo” or the “Company”) (f/k/a Venus Acquisition Corporation (“Venus”)), a Cayman Islands exempted company, entered into the Business Combination and Merger Agreement dated June 10, 2021 (as amended on January 24, 2022, August 2, 2022, August 3, 2022 and August 10, 2022, the “Merger Agreement”), by and among WiMi Hologram Cloud Inc. (“WiMi” or the “Majority Shareholder”), Venus, Venus Merger Sub Corporation (“Venus Merger Sub”), a Cayman Islands exempted company incorporated for the purpose of effectuating the Business Combination (as defined herein), and VIYI Algorithm Inc. (“VIYI”), a Cayman Islands exempted company.

Pursuant to the Merger Agreement, VIYI will merge with Venus and survive the merger and continue as the surviving company and a wholly-owned subsidiary of Venus and continue its business operations (the “Merger”, and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

On October 21, 2022, Venus held an Extraordinary General Meeting (the “Extraordinary General Meeting”) to approve the Merger and the transactions contemplated by the Merger Agreement. As of September 28, 2022, the record date for the Extraordinary General Meeting (“Record Date”), there were 6,050,000 Venus ordinary shares issued and outstanding and entitled to vote.

At the Extraordinary General Meeting, a total of 5,312,658 (or 87.81%) of Venus’ issued and outstanding ordinary shares, in each case held as of the Record Date, were present either in person or by proxy, which collectively constituted a quorum for the transaction of business. Venus’ shareholders voted on and approved each of the proposals (except on the proposal of adjournment, as explained below), including the business combination proposal. Detailed descriptions of each proposal are included in Venus’ Definitive Proxy Statement filed on Schedule 14A (File No. 001-40024) with the U.S. Securities and Exchange Commission (the “SEC”) on October 4, 2022, and mailed to Venus’ shareholders (the “Proxy Statement”). The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Extraordinary General Meeting.

On November 10, 2022, Venus convened another extraordinary general meeting for the purpose of amending and restating Venus’ articles of association to extend the date by which Venus must consummate a business combination. The purpose of this extension was to allow Venus and VIYI sufficient time to complete the Business Combination.

On December 9, 2022, in accordance with the Merger Agreement, the closing of the Business Combination (the “Closing”) occurred, pursuant to which Venus issued 39,603,961 ordinary shares to VIYI shareholders. As a result of the consummation of the Business Combination, VIYI is now a wholly-owned subsidiary of the Company, which has changed its name to MicroAlgo Inc.

Following the Closing, on December 13, 2022, the ordinary shares outstanding upon the Closing began trading on the NASDAQ Stock Exchange (the “NASDAQ”) under the symbol “MLGO”.

Immediately after giving effect to the Business Combination, MicroAlgo has 43,856,706 ordinary shares issued and outstanding consisting of (i) the 3,963,745 ordinary shares held by previous Venus public shareholders and its Sponsor; (ii) the 39,603,961 newly issued Venus ordinary shares to the VIYI shareholders pursuant to the Merger Agreement, of which 792,079 ordinary shares issued to the Majority Shareholder will be held in escrow to satisfy any potential indemnification claims(s) which may be made by Venus under the Merger Agreement; (iii) the 214,000 newly issued Venus ordinary shares to the Joyous JD Limited as part of the backstop investment; and (iv) the 75,000 ordinary shares held by Venus’ underwriter.

Venus rights held by its Sponsor and previous public investors were automatically converted to 482,500 ordinary shares upon the consummation of the Business Combination.

Immediately after the closing of the Business Combination, MicroAlgo has 4,825,000 warrants issued and outstanding, consisting of (i) 4,600,000 warrants held by previous public investors of Venus; and (ii) 225,000 warrants held by the Sponsor of Venus.

As of the date of the Closing, VIYI shareholders owned approximately 90.3% of the outstanding ordinary shares, the post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 72.2% of the outstanding ordinary shares, and the security holders of Venus immediately prior to the Closing (which includes Venus’ initial shareholders) beneficially owned post-Closing approximately 9.04% of the outstanding ordinary shares.

A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 87 of the Proxy Statement. The description of the Merger Agreement is a summary only and is qualified in their entirety by the full text of the Merger Agreement, including the subsequent amendments, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3, Exhibit 2.4 and Exhibit 2.5, and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Lock-up Agreements

In connection with the Closing, the Company entered into Lock-Up Agreements with each VIYI shareholder which provides in pertinent part that all shares held by the parties to the lock-up agreements will be subject to restrictions of sale, transfer or assignment as follows: (A) 50% of the shares until the earlier of (i) six (6) months after the date of the consummation of the Merger or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Merger, and (B) the remaining 50% of the shares may not be transferred, assigned or sold until six months after the date of the consummation of the Business Combination. Venus’ Sponsor, and the pre-merger officers and directors of Venus executed a similar lock-up agreement in connection with completion of the Venus IPO.

In addition, the parties agreed that of the total 39,603,961 ordinary shares issued in the Business Combination to the VIYI shareholders, 2,500,000 ordinary shares will be free of any lock-up restrictions.

The foregoing description of the Lock-up Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Lock-up Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein.

Escrow Agreement

In connection with the transactions, Venus, the Majority Shareholder, and an escrow agent entered into an escrow agreement, pursuant to which 792,079 Venus ordinary shares to be issued by Venus to the Majority Shareholder will be held in escrow to secure the indemnification obligations as contemplated by the Merger Agreement (the “Escrow Agreement”). The form of Escrow Agreement shall be in the customary form used by such escrow agent for similar transactions consistent with the terms of the Merger Agreement.

The foregoing description of the Escrow Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Escrow Agreement, a copy of which is filed as Exhibit 10.2 hereto and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

In connection with the Closing, the Company entered into separate Indemnification Agreements with its directors and executive officers. These agreements, among other things, require the Company to indemnify its directors and executive officers for certain liabilities and expenses, reasonable attorneys’ fees and all other direct or indirect costs, expenses and obligations, including judgments, fines, penalties, interest, appeal bonds, amounts paid in settlement with the approval of the Company, counsel fees and disbursements (including, without limitation, experts’ fees, court costs, retainers, appeal bond premiums, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) and other fees (including, among others, witness fees, travel expenses and fees of private investigators and professional advisors, actually paid or incurred in connection with investigating, prosecuting, defending, being a witness in or participating in any Claim relating to any Indemnifiable Event (as such terms are defined in each indemnification agreement) incurred by a director or executive officer in any action or proceeding related to the fact that such person is or was a director, officer or fiduciary of the Company, or is or was serving on behalf of the Company or at the request of the Company as a director, officer or fiduciary or similar capacity, of another company.

The foregoing description of the indemnification agreements is not complete and is subject to and qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

In connection with the Business Combination, Venus and VIYI shareholders entered into a registration rights agreement on June 10, 2021, to provide for the resale registration with respect to the shares issued to VIYI shareholders (“Registration Rights Agreement”) in connection with the Business Combination. The terms of the Registration Rights Agreement are described in the Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 87 of the Proxy Statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Non-competition and Non-solicitation Agreements

In connection with the Business Combination, on June 10, 2021, Venus, VIYI shareholders, and VIYI entered into a non-competition and non-solicitation agreement with WiMi Hologram Cloud Inc. in favor of Venus and VIYI (“Non-competition and Non-solicitation Agreement”). Pursuant to these agreements, the VIYI shareholders shall agree not to compete with VIYI’s business, nor support any affiliate in competing with VIYI’s business during the two years following the closing of the Merger. Additionally, none of such persons will encourage, induce or solicit any employee, director or officer of VIYI to leave VIYI.

The foregoing description of the Non-competition and Non-solicitation Agreement is qualified in its entirety by the full text of the form of Non-competition and Non-solicitation Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Amendment to Backstop Agreement

On December 12, 2022, Venus and Sponsor entered into an amendment to backstop agreement (the “Amendment Agreement”) with Joyous JD Limited (“Joyous” or the “Buyer”) in connection with that certain backstop agreement (“Backstop Agreement”) dated November 23, 2022 pursuant to which Joyous has agreed to backstop Venus share redemptions, among others, by purchasing Venus ordinary shares from third parties through a broker in the open market (other than through Venus), or through privately negotiated transactions, including from Venus public shareholders that had elected to redeem Venus ordinary shares.

Pursuant to the Backstop Agreement, the Buyer has agreed to backstop Venus share redemptions by acquiring Venus shares of an aggregate value up to US$25,000,000 at the redemption price per share. As of the date of the Amendment Agreement, Joyous has purchased Venus ordinary shares in open market transactions or through privately negotiated transactions of an aggregate value of US$21,557,405.80 at US$10.55 per share. The parties to the Backstop Agreement deem that any additional backstop investment by the Joyous at closing of the Business Combination is no longer necessary or desired. To effectuate the foregoing, the parties amended certain provisions of the Backstop Agreement to the effect that no additional backstop investment in Venus ordinary shares by Joyous will be required at the closing of the Business Combination.

The foregoing description is only a summary of the Amendment Agreement and is qualified in its entirety by reference to the full text of the Amendment Agreement, which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with no operations and formed as a vehicle to effectuate a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consists of equity interests in VIYI.

Item 2.01(f) of the Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Venus was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Venus, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the Closing of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in documents incorporated herein by reference include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s, management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

The forward-looking statements are based on the current expectations of the management of the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors”, those discussed and identified in public filings made with the SEC by the Company and the following:

●	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, customer acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and its ability to invest in growth initiatives and pursue acquisition opportunities;

●	the outcome of any legal proceedings that may be instituted against Venus, VIYI and others following the consummation of the Business Combination and transactions contemplated therein;

●	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources;

●	the risk that the proposed Business Combination disrupts current plans and operations of VIYI as a result of the consummation of the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination;

●	unexpected costs related to the Business Combination;

●	the amount of any redemptions by existing holders of Venus ordinary shares being greater than expected;

●	the management and board composition of the Company following the proposed Business Combination;

●	the ability to list or maintain the Company’s securities on the Nasdaq Capital Market;

●	limited liquidity and trading of the Company’s securities;

●	geopolitical risk and changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

●	operational risks;

●	The possibility that the Company may be adversely affected by other economic, business and/or competitive factors.

●	fluctuations in exchange rates between the foreign currencies in which the Company typically does business and the United States dollar; and

Business

The businesses of the Company are described in the Proxy Statement in the section entitled “Business of Venus” beginning on page 171 and “Business of VIYI” beginning on page 121, which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of the Company and the Business Combination are set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 39, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of VIYI” beginning on page 139, which is incorporated by reference herein.

VIYI’s management’s discussion and analysis of the financial condition and results of operations for the nine months ended September 30, 2021 and 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Quantitative and Qualitative Disclosures about Market Risk” beginning on page 160, which is incorporated by reference herein.

Facilities

The facilities of the Company are described in the Proxy Statement in the section titled “Business of VIYI - Facilities” beginning on page 136, which is incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth the beneficial ownership of ordinary shares immediately following consummation of the Business Combination by:

●	each person known to the Company to be the beneficial owner of more than 5% of shares;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Business Combination.

	Ordinary Shares
Name and Address of Beneficial Owner(1)	Number	%	Voting Power (%)
Executive Officers and Directors
Jie Zhao (2)	19,803,961	45.2%	45.2%
Chengwei Yi (3)	1,386,139	3.2%	3.2%
Shan Cui
Haixia Zhao
Wengang Kang
Li He
Min Shu
Shiwen Liu
All Executive Officers and Directors as a group	21,190,100	48.4%	48.4%
5% Or Greater Holders
WiMi Hologram Cloud Inc.	28,910,892	65.9%	65.9%
MIDI Capital Markets, LLC	3,960,396	9.0%	9.0%
Guosheng Holdings Limited	3,960,396	9.0%	9.0%
Milestone Investments Limited	2,772,277	6.3%	6.3%

(1)	The business address of our directors and executive officers is Unit 507, Building C, Taoyuan Street Long Jing High and New Technology Jingu Pioneer Park Nanshan District, Shenzhen, 518052 People’s Republic of China.
(2)	The reported securities are held by WiMi, a company in which Jie Zhao controls 68.5% of the voting power through holding 100% of all WiMi’s issued and outstanding Class A ordinary shares and 27.1% of all WiMi’s issued and outstanding Class B ordinary shares.
(3)	The reported securities are held by Milestone Investment Limited, a company in which Chengwei Yi controls 50% of the voting power through holding 50% of Milestone’s ordinary shares.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement in the section titled “New Venus’ Directors and Executive Officers After the Business Combination” beginning on page 198, which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is described in the Proxy Statement in the section titled “New Venus’ Directors and Executive Officers After the Business Combination — Committees of New Venus’ Board of Directors” beginning on page 200, which is incorporated herein by reference.

Compensation of Directors and Executive Officers

A description of the compensation of the directors and executive officers of VIYI before the consummation of the business combination is described in the Proxy Statement in the section titled “Compensation of Directors and Executive Officers” beginning on page 202, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is described in the Proxy Statement in the section entitled “Certain Transactions” beginning on page 217 which is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings is described in the Proxy Statement in the section entitled “Legal Proceedings” beginning on page 136, which is incorporated herein by reference.

The Company is not currently involved in, nor is it aware of any legal proceedings, investigations or claims that management believes may have a material adverse effect to the Company’s business, financial condition, or results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

Market Information and Holders

Venus units, ordinary shares, rights and warrants were historically listed on the Nasdaq Capital Market under the symbols “VENAU”, “VENA”, “VENAR” and “VENAW”, respectively. At the Closing, each of Venus’ public units separated into its components consisting of one ordinary share, one warrant and one right, as a result, the units no longer trade as a separate security. On December 13, 2022, the Company’s ordinary shares began trading on The Nasdaq Stock Market under the new trading symbol MLGO, respectively.

Immediately after giving effect to the Business Combination, MicroAlgo has 43,856,706 ordinary shares issued and outstanding, and 4,825,000 warrants outstanding.

Dividends

The Company has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future. Further, if the Company incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith. See the section beginning on page 38 of the Proxy Statement titled “Securities and Dividends” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities.

Information about unregistered sales of the Company’s equity securities is described under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered.

A description of the Company’s ordinary shares and warrants is included in the Proxy Statement in the section entitled “Description of New Venus’ Securities” beginning on page 222, which is incorporated herein by reference.

Indemnification of Directors and Officers.

Information about indemnification of the Company’s directors and officers is described in the Proxy Statement in the section entitled “New Venus’ Directors and Executive Officers After the Business Combination” beginning on page 198 of the Proxy Statement, which is incorporated herein by reference.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 – Transfer of Listing

The information set forth in the sections entitled “Market Information and Holders” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities

The disclosure set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference.

The securities issued to VIYI shareholders in connection with the Closing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.01 Change in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of Venus has occurred, and the shareholders of Venus as of immediately prior to the Closing held 9.04% of the outstanding shares of Venus ordinary shares immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation.

At the Extraordinary General Meeting, Venus’ shareholders voted and approved, among other things, Proposal No. 5 and 6 (the “Articles Proposals”) which are described in greater detail in the Proxy Statement beginning on page 118 and is set forth under Item 5.07 of this Current Report on Form 8-K, which is incorporated herein by reference.

The Amended and Restated Articles of Association (the “Amended Articles of Association”), which became effective upon filing with the Companies Register of the Cayman Islands on December 9, 2022, includes the amendments proposed by the Articles Proposals.

A copy of the Amended Articles of Association is attached hereto as Exhibit 3.1 and are incorporated herein by reference.

The description of the Amended Articles of Association and its general effect upon the rights of the Company’s security holders are included in the Proxy Statement under the section titled “Description of New Venus’ Securities” beginning on page 222 of the Proxy Statement, which is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 87 of the Proxy Statement, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 12, 2022, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The historical audited financial statements of VIYI and its subsidiaries as of and for the years ended December 31, 2020, and 2021 and the related notes are included in the Proxy Statement beginning from page F-83 to F-129 of the Proxy Statement and are incorporated herein by reference.

The unaudited condensed financial statements of VIYI and its subsidiaries as of and for the nine months ended September 30, 2021 and 2022 and the related notes are filed as Exhibit 99.2 to this Report and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of Venus and VIYI as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are filed as Exhibit 99.4 to this Report and are incorporated herein by reference.

(c)	Exhibits.

Item	Description
2.1	Business combination and Merger Agreement dated as of June 10, 2021 by and among VIYI Algorithm Inc., Venus Acquisition Corporation and Venus Merger Sub Corporation and WiMi Hologram Cloud Inc. previously filed as an exhibit to Registrant’s Current Report on Form 8-K as filed with the SEC on October 4, 2022.
2.2	First Amendment to the Business Combination and Merger Agreement dated as of January 24, 2022
2.3	Second Amendment to the Business Combination and Merger Agreement dated as of August 2, 2022
2.4	Third Amendment to the Business Combination and Merger Agreement dated as of August 3, 2022
2.5	Fourth Amendment to the Business Combination and Merger Agreement dated as of August 10, 2022
3.1	MicroAlgo Inc. Amended and Restated Articles of Incorporation
4.1	Specimen Ordinary Share Certificate
10.1	Form of Lock-Up Agreement
10.2	Form of Escrow Agreement
10.3	Form of Indemnification Agreement
10.4	Form of Registration Rights Agreement
10.5	Form of Non-Competition and Non-Solicitation Agreement
10.6	Form of Amendment to Backstop Agreement
21.1	List of Subsidiaries
99.1	Press Release dated December 12, 2022
99.2	The unaudited condensed financial statements of VIYI and its subsidiaries as of and for the nine months ended September 30, 2021 and 2022
99.3	VIYI’s management’s discussion and analysis of the financial condition and results of operations for the nine months ended September 30, 2021 and 2022
99.4	The unaudited pro forma condensed combined financial information of Venus and VIYI as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022

MicroAlgo Inc.

By:	/s/ Min Shu
Name:	Min Shu
Title:	Chief Executive Officer